SUPPLEMENT DATED DECEMBER 19, 2008
TO THE PROSPECTUSES FOR PRINCIPAL FUNDS, INC.
CLASS S SHARES
DATED MAY 1, 2008

Extension of Money Market Guarantee Program

The Board of Directors of Principal Funds, Inc. (the “Board”) approved the continued participation by the Money Market Fund (the “Fund”) in the United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program guarantees the net asset value of certain shares of the Fund as of September 19, 2008. See the October 14, 2008 prospectus supplement for more information about the Program.

The Program has been extended by the Treasury from December 19, 2008 until April 30, 2009. The costs for continued participation in the Program are 0.015% of the net assets of the Fund as of September 19, 2008 and shall be borne by the Fund. If the Treasury elects to further extend the Program, the Board will consider whether to continue the Fund’s participation in the Program.